UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TALLY-HO VENTURES, INC.
518 Oak Street #2
Glendale, CA 91204

Incorporated under the laws of the state of Delaware.

Federal Employer Identification Number, assigned by the I.R.S.: 43-1988542

This form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) of Form 8-A.

On November 7, 2003, our registration statement on Form SB-2 pursuant to Section 5 of the Securities Act was made effective by the Commission. The file number for this statement is 333-104631.

Title of class of securities to be registered pursuant to Section 12(g) of the Exchange Act of 1934:

Common Stock, $0.001 par value

Item 1. Description of Registrant’s Securities to be Registered.

The description pursuant to this item is being incorporated herein by reference from our registration statement on Form SB-2, filed on November 7, 2003.

Item 2. Exhibits.

Below is a list of all exhibits filed as a part of the registration statement on Form SB-2, filed on November 7, 2003:

Certificate of Incorporation
Bylaws
Opinion re: legality
Web design and maintenance contract

Experimental Film Agreement with the Screen Actors Guild
Consent of Independent Certified Public Accountants
Consent of Counsel

Copies of all constituent instruments defining the rights of the holders of the class of securities being registered through this Form 8-A are being incorporated herein by reference from our registration statement on Form SB-2, filed November 7, 2003.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act fo 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

TALLY-HO VENTURES, INC.

/s/ Tal L. Kapelner
By: Tal L. Kapelner, President